Exhibit 10.26

AMENDMENT TO LOAN AGREEMENT AND NOTE

THIS AMENDMENT TO LOAN AGREEMENT AND NOTE (this “Agreement”) is entered into as of April 15, 2014 (the “Effective Date”), by and among THE ACADEMY REAL ESTATE, LLC, a Delaware limited liability company (“Borrower”), MICHAEL T. CARTWRIGHT (“Cartwright”), JERROD N. MENZ (“Menz”), AMERICAN ADDICTION CENTERS, INC., a Nevada corporation (“AAC”), BEHAVIORAL HEALTHCARE REALTY, LLC, a Delaware limited liability company (“BHR” and, together with AAC, Cartwright and Menz, each a “Guarantor” and collectively “Guarantors”; and Guarantors, together with Borrower, the “Borrower Parties”), and WELLS FARGO BANK, NATIONAL ASSOCIATION (“Lender”).

RECITALS

WHEREAS, reference is hereby made to (i) the Loan Agreement, dated May 10, 2013 (as amended to the date hereof, the “Loan Agreement”), by and among the Borrower, the Guarantors party thereto and the Lender, as amended by the Modification Agreement, dated as of November 7, 2013 (the “Modification Agreement”), and the Consent and Amendment to Loan Agreement and Note, dated as of April 15, 2014 (the “Consent and Amendment”), and (ii) the Promissory Note Secured by Mortgage, dated May 10, 2013, executed by the Borrower payable to the order of Lender in the original principal sum of $3,607,000.00 (as amended by the Modification Agreement and the Consent and Amendment, the “Note”).

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties hereto agree as follows:

1. Defined Terms: Interpretation. All capitalized terms used in this Agreement (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.

2. Extension of Maturity Date; Other Amendments.

(a) The Maturity Date of the Loan, as set forth in Section 1.3 of the Loan Agreement and in Section 5 of the Note, is hereby amended by deleting the reference therein to “July 14, 2014” and substituting therefor a reference to “July 14, 2019”. From and after the date of this Agreement, each reference in the Loan Documents to the “Maturity Date” shall be deemed to refer to July 14, 2019.

(b) Section 3 of the Note shall be amended and restated in its entirety as follows:

“3.	PRINCIPAL PAYMENTS. Principal shall be payable on the fifteenth (15th) day of each month (or, if such day is not a Business Day, on the next Business Day) in installments of Thirty Thousand Fifty-eight Dollars and 331100 ($30,058.33) each, commencing October 15, 2014, and continuing up to and including June 15, 2019, with a final installment consisting of all remaining unpaid principal due and payable in full on the Maturity Date.”

(c) On the date hereof, the Borrower shall also execute and deliver to Lender the Addendum to Promissory Note Secured by Mortgage in the form of Exhibit A attached hereto, and such Addendum shall become a part of the Note.

3. Representations, Warranties and Covenants of the Borrower Parties. The Borrower Parties hereby represent, warrant, certify and covenant to Lender that:

(a) The Borrower Parties understand and hereby acknowledge all of the terms and provisions of the Loan Documents.

(b) Each person executing this Agreement as a representative of the Borrower Parties has been duly authorized and has full power to execute and deliver this Agreement on behalf of the Borrower Parties and to bind the Borrower Parties to the terms and conditions hereof and thereof.

(c) The representations, warranties and certifications set forth herein are given with the knowledge that Lender will rely upon the truth of the statements made herein.

(d) To the knowledge of Borrower Parties, no Default exists under any of the Loan Documents and no condition or event has occurred and is continuing which after notice and/or the lapse of time would constitute a Default under the Loan Documents.

(e) This Agreement constitutes the legal, valid and binding obligations of the Borrower Parties, as applicable, enforceable in accordance with their terms.

(f) The execution and delivery of, and performance under this Agreement are within the Borrower Parties’ power and authority without the joinder or consent of any other party and have been duly authorized by all requisite action and are not in contravention of law or the Borrower Parties’ respective organizational agreement(s), or any indenture, agreement or undertaking to which any of the Borrower Parties is a party or by which any of them is bound.

4. Further Assurances. The Borrower Parties, upon request from Lender, agree to execute such other and further documents as may be reasonably necessary or appropriate to consummate the transactions contemplated herein or to perfect the liens and security interests intended to secure the payment of the Loan.

5. Effect of Amendment; Other Provisions Unchanged. On and after the Effective Date, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof’, “herein” or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to the “Loan Agreement”, “thereunder”, “thereof’ or words of like import referring to the Loan Agreement shall mean and be a reference to the Loan Agreement, as amended by this Agreement. On and after the Effective Date, each reference in the Note to “this Note”, “hereunder”, “hereof’, “herein” or words of like import referring to the Note, and each reference in the other Loan Documents to the “Note”, “thereunder”, “thereof’ or words of like import referring to the Note shall mean and be a reference to the Note, as amended by this Agreement. Except as specifically provided herein, the terms and provisions of the Loan Documents shall remain unchanged and shall remain in full force and effect. In particular, this Agreement shall each be construed as a Loan Documents.

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6. Lien Status. Borrower hereby acknowledges and agrees that all liens, security interests, mortgages and assignments granted or created by or existing under the Deeds of Trust and the other Loan Documents remain unchanged and continue, unabated, in full force and effect, to secure Borrower’s obligation to repay the Note.

7. Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart

8. Severability of Provisions. If any covenant, condition, or provision herein contained is held to be invalid by final judgment of any court of competent jurisdiction, the invalidity of such covenant, condition, or provision shall not in any way affect any other covenant, condition or provision herein contained.

9. Time of the Essence. It is expressly agreed by the parties hereto that time is of the essence with respect to this Agreement.

10. Representation by Counsel. The parties acknowledge and confirm that each of their respective attorneys has participated jointly in the review and revision of this Agreement and that it has not been written solely by counsel for one party. The parties hereto therefore stipulate and agree that the rule of construction to the effect that any ambiguities are to or may be resolved against the drafting party shall not be employed in the interpretation of this Agreement to favor either party against the other.

11. Successors and Assigns. The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto, their heirs, personal representatives, successors and assigns, including, each other person or entity which holds or which may hereafter hold an interest in any of the Loan Documents and any person or entity which acquires all or any part of the Property including by purchase of the Property at a foreclosure sale or by acceptance of a deed in lieu of foreclosure.

12. Paragraph Headings. The paragraph headings set forth in this Agreement are for the convenience of the parties only, and shall in no way enlarge or limit the scope or meaning of the various and several paragraphs in this Agreement.

13. Governing Law. This Agreement and the rights and duties of the parties hereunder shall be governed for all purposes by the law of the State of California and the law of the United States applicable to transactions within said State.

14. Reaffirmation. Each of the Guarantors hereby acknowledges and agrees that the Guaranty and the other Loan Documents to which it is a party shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Agreement. Each Guarantor acknowledges and agrees that (i) such Guarantor is not required by the terms of the Loan

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Agreement or any other Loan Document to consent to the amendments to the Loan Agreement effected pursuant to this Agreement and (ii) nothing in the Loan Agreement, this Agreement or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Loan Agreement. The Borrower and the Guarantors hereby confirm that the Maturity Date of the Loan is July 14, 2019.

15. General Release.

(a) Effective on the date hereof, each Borrower Party, for itself and on behalf of its successors, assigns, and officers, directors, employees, agents and attorneys, and any Person acting for or on behalf of, or claiming through it, hereby waives, releases, remises and forever discharges Lender, each of its Affiliates, and each of its successors in title, past, present and future officers, directors, employees, limited partners, general partners, investors, attorneys, assigns, subsidiaries, shareholders, trustees, agents and other professionals and all other Persons to whom any member of the Lender would be liable if such Persons were found to be liable to such Borrower Party (each a “Releasee” and collectively, the “Releasees”), from any and all past, present and future claims, suits, liens, lawsuits, adverse consequences, amounts paid in settlement, debts, deficiencies, diminution in value, disbursements, demands, obligations, liabilities, causes of action, damages, losses, costs and expenses of any kind or character, whether based in equity, law, contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law (each a “Claim” and collectively, the “Claims”), whether known or unknown, fixed or contingent, direct, indirect, or derivative, asserted or unasserted, matured or unmatured, foreseen or unforseen, past or present, liquidated or unliquidated, suspected or unsuspected, which such Borrower Party ever had from the beginning of the world to the date hereof, now has, or might hereafter have against any such Releasee which relates, directly or indirectly to the Loan Agreement, any other Loan Document, or to any acts or omissions of any such Releasee with respect to the Loan Agreement or any other Loan Document, or to the lender, borrower relationship evidenced by the Loan Documents. As to each and every Claim released hereunder, each Borrower Party hereby represents that it has received the advice of legal counsel with regard to the releases contained herein, and having been so advised, specifically waives the benefit of the provisions of Section 1542 of the Civil Code of California which provides as follows:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH A CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER, MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”

As to each and every Claim released hereunder, each Borrower Party also waives the benefit of each other similar provision of applicable federal or state law (including without limitation the laws of the state of California), if any, pertaining to general releases after having been advised by its legal counsel with respect thereto.

Each Borrower Party acknowledges that it may hereafter discover facts different from or in addition to those now known or believed to be true with respect to such Claims

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and agrees that this instrument shall be and remain effective in all respects notwithstanding any such differences or additional facts. Each Borrower Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(b) Each Borrower Party, for itself and on behalf of its successors, assigns, and officers, directors, employees, agents and attorneys, and any Person acting for or on behalf of, or claiming through it, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee above that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by such Person pursuant to the above release. Each Borrower Party further agrees that it shall not dispute the validity or enforceability of the Loan Agreement or any of the other Loan Documents or any of its obligations thereunder, or the validity, priority, enforceability or the extent of Lender’s lien on any item of collateral under the Loan Agreement or the other Loan Documents. If any Borrower Party or any of their respective successors, assigns, or officers, directors, employees, agents or attorneys, or any Person acting for or on behalf of, or claiming through it violate the foregoing covenant, such Person, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by such Releasee as a result of such violation.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the Effective Date.

BORROWER:

THE ACADEMY REAL ESTATE, LLC, a Delaware limited liability company

By: BEHAVIORAL HEALTHCARE REALITY, LLC, its sole member

By:	/s/ Michael T. Cartwright
Name: Michael T. Cartwright
Title: Sole Manager and Chairman

GUARANTORS:

/s/ Michael T. Cartwright
MICHAEL T. CARTWRIGHT

/s/ Jerrod N. Menz
JERROD N. MENZ

AMERICAN ADDICTION CENTERS, INC., a Nevada corporation

By:	/s/ Michael T. Cartwright
Name: Michael T. Cartwright
Title: Chairman and Chief Executive Officer

BEHAVIORAL HEALTHCARE REALITY, LLC, a Delaware limited liability company

By:	/s/ Michael T. Cartwright
Name: Michael T. Cartwright
Title: Sole Manager and Chairman

LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Alan Prohaska
Name: Alan Prohaska
Title: Vice President

EXHIBIT A

Addendum to Promissory Note Secured by Mortgage

(see attached)

ADDENDUM TO

PROMISSORY NOTE SECURED BY MORTGAGE

As of April 15, 2014

Reference is made to that certain Promissory Note Secured by Mortgage, dated May 10, 2013, executed by THE ACADEMY REAL ESTATE, LLC, a Delaware limited liability company (“Borrower”), payable to the order of WELLS FARGO BANK, NATIONAL ASSOCIATION (“Lender”) in the original principal sum of $3,607,000.00 (as amended by the Modification Agreement, dated as of November 7, 2013, and the Consent and Amendment to Loan Agreement and Note, dated as of April IS, 2014, the “Note”).

The Note is hereby amended by amending and restating Section 3 of the Note in its entirety as follows:

“3.	PRINCIPAL PAYMENTS, Principal shall be payable on the fifteenth (!51 ) day of each month (or, if such day is not a Business Day, on the next Business Day) in installments of Thirty Thousand Fifty-eight Dollars and 33/100 ($30,058.33) each, commencing October 15, 2014, and continuing up to and including June 15, 2019, with a final installment consisting of all remaining unpaid principal due and payable in full on the Maturity Date.”

The Note is hereby further amended by replacing “July 14, 2014” in the definition of Maturity Date in Section 5 of the Note with “July 14, 2019”. From and after the date hereof, each reference in the Note to the “Maturity Date” shall be deemed to refer to July 14, 2019.

When attached to the Note, this Addendum shall become a part of the Note. All references to the “Note” in the Note shall hereafter be deemed to be references to the Note, as amended by this Addendum. The terms and provisions of the Note as modified by this Addendum shall remain in full force and effect. This Addendum shall be governed by and construed in accordance with the laws of the State of California without regard to conflict of law principles. Any signature page to this Addendum delivered by facsimile transmission or e-mail (.pdf format) shall have the same force and effect as if the original thereof had been delivered.

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Dated as of the date first written above:

BORROWER:

THE ACADEMY REAL ESTATE, LLC, a Delaware limited liability company

By: BEHAVIORAL HEALTHCARE REALITY, LLC, its sole member

By:	/s/ Michael T. Cartwright
Name: Michael T. Cartwright
Title: Sole Manager and Chairman